EXHIBIT 99.1

PERRIGO COMPANY PLC
SELECTED CONSOLIDATED INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consolidated	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$1,347.3	$1,340.5	$1,261.6	$1,331.2	$5,280.6
Gross profit	$533.1	$546.5	$484.5	$487.7	$2,051.8
Operating income (loss)	$(231.6)	$184.8	$(1,468.3)	$(484.6)	$(1,999.7)
Net loss	$(529.2)	$(534.3)	$(1,590.2)	$(1,359.1)	$(4,012.8)
Diluted loss per share	$(3.70)	$(3.73)	$(11.10)	$(9.48)	$(28.01)

Selected ratios as a percentage of net sales
Gross profit	39.6%	40.8%	38.4%	36.6%	38.9%
Operating income (loss)	(17.2)%	13.8%	(116.4)%	(36.4)%	(37.9)%

PERRIGO COMPANY PLC
SELECTED CONSOLIDATED INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consolidated	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$967.2	$1,415.2	$1,273.2	$1,359.1	$5,014.7
Gross profit	$369.4	$601.0	$535.2	$543.7	$2,049.4
Operating income (loss)	$190.4	$192.3	$175.3	$(107.7)	$450.4
Net income (loss)	$(22.2)	$(22.2)	$260.9	$(218.4)	$(1.9)
Diluted earnings (loss) per share	$(0.16)	$(0.15)	$1.78	$(1.51)	$(0.01)

Selected ratios as a percentage of net sales
Gross profit	38.2%	42.5%	42.0%	40.0%	40.9%
Operating income (loss)	19.7%	13.6%	13.8%	(7.9)%	9.0%

PERRIGO COMPANY PLC
SELECTED CONSOLIDATED INFORMATION
CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

Twelve Months Ended
Consolidated	December 27, 2014
Net sales	$3,853.8
Gross profit	$1,407.7
Operating income	$593.6
Net income	$380.5
Diluted earnings per share	$2.81

Selected ratios as a percentage of net sales
Gross profit	36.5%
Operating income	15.4%

PERRIGO COMPANY PLC
ADJUSTED SELECTED CONSOLIDATED INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended					Twelve Months Ended
Consolidated	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016		December 31, 2016
Adjusted net sales	$1,299.9	$1,297.0	$1,239.7	NA*		$5,167.8
Adjusted gross profit	$580.5	$597.8	$539.5	$553.9		$2,271.8
Adjusted operating income	$274.0	$297.9	$253.8	$258.5		$1,084.2
Adjusted net income	$188.9	$185.2	$176.4	$177.5		$728.0
Adjusted diluted earnings per share	$1.32	$1.31	$1.23	$1.24		$5.07

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	44.7%	46.1%	43.5%	41.6%	**	44.0%
Adjusted operating income	21.1%	23.0%	20.5%	19.4%	**	21.0%

* No adjusted sales in the period
** Selected ratios are as a percentage of reported net sales

PERRIGO COMPANY PLC
ADJUSTED SELECTED CONSOLIDATED INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consolidated	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted gross profit	$397.9	$653.2	$573.0	$581.9	$2,205.9
Adjusted operating income	$231.2	$336.7	$273.4	$265.6	$1,106.9
Adjusted net income	$177.4	$227.9	$191.3	$202.4	$798.9
Adjusted diluted earnings per share	$1.32	$1.56	$1.30	$1.39	$5.57

Selected ratios as a percentage of reported net sales
Adjusted gross profit	41.1%	46.2%	45.0%	42.8%	44.0%
Adjusted operating income	23.9%	23.8%	21.5%	19.5%	22.1%

(1) See attached Table I for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED CONSOLIDATED INFORMATION (1)
CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

Twelve Months Ended
Consolidated	December 27, 2014
Adjusted gross profit	$1,514.2
Adjusted operating income	$811.3
Adjusted net income	$570.3
Adjusted diluted earnings per share	$4.23

Selected ratios as a percentage of reported net sales
Adjusted gross profit	39.3%
Adjusted operating income	21.1%

(1) See attached Table I for reconciliation to GAAP numbers.

Table I
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	April 2, 2016
Consolidated	Net Sales	Gross Profit	Operating Income (Loss)	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$1,347.3	$533.1	$(231.6)	$(529.2)	$(3.70)
As a % of sales		39.6%	(17.2)%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$51.4	$86.8	$86.9	$0.62
Operating results attributable to held-for-sale businesses*	(47.4)	(6.8)	(2.2)	(2.2)	(0.02)
Restructuring charges	—	—	5.4	5.4	0.04
Tysabri® royalty stream - change in fair value	—	—	—	204.4	1.43
Acquisition and integration-related charges	—	2.8	11.7	12.0	0.08
Impairment charges	—	—	403.9	403.9	2.82
Losses on equity method investments	—	—	—	2.4	0.02
Loss on early debt extinguishment	—	—	—	0.4	—
Non-GAAP tax adjustments***	—	—	—	4.9	0.03
Adjusted	$1,299.9	$580.5	$274.0	$188.9	$1.32
As a % of sales		44.7%	21.1%

Diluted weighted average shares outstanding
Reported					143.2
Effect of dilution as reported amount was a loss, while adjusted amount was income**					0.4
Adjusted					143.6

*Held-for-sale businesses include the U.S. VMS business and India API business.
**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.
***The non-GAAP tax adjustment includes the following: (1) $(177.4) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; and (2) $182.3 million of tax effects on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	July 2, 2016
Consolidated	Net Sales	Gross Profit	Operating Income	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$1,340.5	$546.5	$184.8	$(534.3)	$(3.73)
As a % of sales		40.8%	13.8%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$56.1	$90.7	$90.6	$0.65
Impairment charges	—	—	10.5	34.6	0.24
Operating results attributable to held-for-sale businesses*	(43.5)	(5.9)	2.6	2.2	0.02
Restructuring charges	—	—	5.8	5.8	0.04
Tysabri® royalty stream - change in fair value	—	—	—	910.8	6.36
Acquisition and integration-related charges	—	1.1	3.5	3.4	0.02
Losses on equity method investments	—	—	—	1.8	0.01
Non-GAAP tax adjustments**	—	—	—	(329.7)	(2.30)
Adjusted	$1,297.0	$597.8	$297.9	$185.2	$1.31
As a % of sales		46.1%	23.0%

Diluted weighted average shares outstanding
Reported					143.2
Effect of dilution as reported amount was a loss, while adjusted amount was income***					0.4
Adjusted					143.6

*Held-for-sale businesses include the U.S. VMS business, European sports brand, and India API business.
**The non-GAAP tax adjustment includes the following: (1) $(124.8) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; and (2) $(204.9) million of tax effects on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

***In the period of a net loss, diluted shares outstanding equal basic shares outstanding.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	October 1, 2016
Consolidated	Net Sales	Gross Profit	Operating Income (Loss)	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$1,261.6	$484.5	$(1,468.3)	$(1,590.2)	$(11.10)
As a % of sales		38.4%	(116.4)%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$57.1	$91.5	$91.5	$0.64
Operating results attributable to held-for-sale businesses*	(21.9)	(2.9)	3.5	3.9	0.03
Restructuring charges	—	—	6.6	6.6	0.05
Tysabri® royalty stream - change in fair value	—	—	—	377.4	2.63
Acquisition and integration-related charges	—	0.8	6.1	6.7	0.05
Impairment charges	—	—	1,614.4	1,614.4	11.25
Loss on early debt extinguishment	—	—	—	(0.4)	—
Non-GAAP tax adjustments***	—	—	—	(333.5)	(2.32)
Adjusted	$1,239.7	$539.5	$253.8	$176.4	$1.23
As a % of sales		43.5%	20.5%

Diluted weighted average shares outstanding
Reported					143.3
Effect of dilution as reported amount was a loss, while adjusted amount was income**					0.3
Adjusted					143.6

*Held-for-sale businesses include the U.S. VMS business, European sports brand, and India API business.
**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.
***The non-GAAP tax adjustment includes the following: (1) $(313.1) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; (2) $2.0 million of tax effects on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes; and (3) $(22.4) million of discrete income tax adjustments related to revisions to the weighted average blended tax rates used to calculate opening balance sheet deferred tax liabilities. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2016
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2016
Consolidated	Net Sales	Gross Profit	Operating Income (Loss)	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$1,331.2	$487.7	$(484.6)	$(1,359.1)	$(9.48)
As a % of sales		36.6%	(36.4)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$62.0	$94.9	$94.9	$0.67
Impairment charges		—	602.2	600.5	4.18
Gain on divestitures		—	—	(7.8)	(0.05)
Unusual litigation		—	18.4	18.4	0.13
Restructuring charges		—	13.1	13.1	0.09
Tysabri® royalty stream - change in fair value		—	—	1,115.6	7.78
Operating results attributable to held-for-sale businesses*		4.2	11.5	11.5	0.08
Acquisition and integration-related charges		—	3.0	3.3	0.02
Non-GAAP tax adjustments***		—	—	(312.9)	(2.18)
Adjusted		$553.9	$258.5	$177.5	$1.24
As a % of reported sales		41.6%	19.4%

Diluted weighted average shares outstanding
Reported					143.4
Effect of dilution as reported amount was a loss, while adjusted amount was income**					0.2
Adjusted					143.6

*Held-for-sale businesses include the European sports brand and the India API business.
**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.
*** The non-GAAP tax adjustment includes the following: (1) $(187.1) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; (2) a $20.6 million effect on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes; and (3) discrete income tax adjustments of $(26.9) million related to jurisdictional tax rate changes in France & Italy, $102.6 million net impact of valuation allowances on deferred tax assets commensurate with non-GAAP pre-tax measures and $(222.1) million valuation allowance release due to the divestiture of the Tysabri® financial asset. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Twelve Months Ended
	December 31, 2016
Consolidated	Net Sales	Gross Profit	Operating Income (Loss)	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$5,280.6	$2,051.8	$(1,999.7)	$(4,012.8)	$(28.01)
As a % of sales		38.9%	(37.9)%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$226.7	$363.9	$363.9	$2.59
Acquisition and integration-related charges	—	4.7	24.3	25.4	0.18
Restructuring charges	—	—	31.0	31.0	0.22
Tysabri® royalty stream - change in fair value	—	—	—	2,608.2	18.16
Gain on divestitures	—	—	—	(7.7)	(0.05)
Losses on equity method investments	—	—	—	4.2	0.03
Operating results attributable to held-for-sale businesses*	(112.8)	(11.4)	15.3	15.3	0.11
Unusual litigation	—	—	18.4	18.4	0.13
Impairment charges	—	—	2,631.0	2,653.4	18.48
Non-GAAP tax adjustments***	—	—	—	(971.3)	(6.77)
Adjusted	$5,167.8	$2,271.8	$1,084.2	$728.0	$5.07
As a % of sales		44.0%	21.0%

Diluted weighted average shares outstanding
Reported					143.3
Effect of dilution as reported amount was a loss, while adjusted amount was income**					0.3
Adjusted					143.6

*Held-for-sale businesses include the U.S. VMS business, European sports brand, and the India API business.
**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.
***The non-GAAP tax adjustment includes the following: (1) $(802.5) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; and (2) Discrete income tax adjustments of: $(49.3) million related to jurisdictional tax rate changes in Italy, UK, Germany & France, $102.6 million net impact of valuation allowances on deferred tax assets commensurate with non-GAAP pre-tax measures, and $(222.1) million valuation allowance release due to the divestiture of the Tysabri® financial asset. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2015
(in millions)
(unaudited)

	Three Months Ended
	March 28, 2015
Consolidated	Net Sales	Gross Profit	Operating Income	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$967.2	$369.4	$190.4	$(22.2)	$(0.16)
As a % of sales		38.2%	19.7%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$28.5	$35.3	$35.2	$0.26
Restructuring charges		—	1.1	1.1	0.01
Tysabri® royalty stream - change in fair value		—	—	(100.8)	(0.75)
Acquisition and integration-related charges		—	2.4	2.4	0.02
Losses from derivatives associated primarily with the Omega acquisition		—	—	258.3	1.92
Unusual litigation		—	2.0	2.0	0.01
Losses on equity method investments		—	—	0.3	—
Financing fees and loss on early debt extinguishment		—	—	18.7	0.14
Non-GAAP tax adjustments**		—	—	(17.6)	(0.13)
Adjusted		$397.9	$231.2	$177.4	$1.32
As a % of reported sales		41.1%	23.9%

Diluted weighted average shares outstanding
Reported					140.8
Weighted-average effect from December 28, 2014 to March 28, 2015 of 6.8 million shares issued on November 26, 2014 to finance the Omega acquisition, which closed on March 30, 2015. In addition, effect of dilution as reported amount was a loss, while adjusted amount was income*.					(6.3)
Adjusted					134.5

2015 QTD Net sales excluding the U.S. VMS business					Net Sales
Reported					$967.2
Operating results attributable to held-for-sale businesses					(37.5)
Adjusted					$929.7

*In the period of a net loss, diluted shares outstanding equal basic shares outstanding.
**The non-GAAP tax adjustment includes the following: (1) $1.0 million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; and (2) $(18.6) million of tax effects on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2015
(in millions)
(unaudited)

	Three Months Ended
	June 27, 2015
Consolidated	Net Sales	Gross Profit	Operating Income	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$1,415.2	$601.0	$192.3	$(22.2)	$(0.15)
As a % of sales		42.5%	13.6%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$51.7	$85.7	$85.7	$0.59
R&D payment made in connection with a collaborative agreement		—	18.0	18.0	0.12
Impairment charges		—	7.2	9.0	0.06
Restructuring charges		—	(0.1)	(0.1)	—
Tysabri® royalty stream - change in fair value		—	—	69.2	0.47
Losses on acquisition-related foreign currency hedges		—	—	5.5	0.04
Acquisition and integration-related charges		0.5	20.2	20.2	0.14
Legal and consulting fees related to Mylan defense		—	13.4	13.4	0.09
Losses on equity method investments		—	—	5.1	0.03
Loss on early debt extinguishment		—	—	0.9	0.01
Non-GAAP tax adjustments*		—	—	23.2	0.16
Adjusted		$653.2	$336.7	$227.9	$1.56
As a % of reported sales		46.2%	23.8%

Diluted weighted average shares outstanding
Reported					146.3
Effect of dilution as reported amount was a loss, while adjusted amount was income**					0.5
Adjusted					146.8

2015 QTD Net sales excluding the U.S. VMS business and the European sports brand					Net Sales
Reported					$1,415.2
Operating results attributable to held-for-sale businesses					(39.7)
Adjusted					$1,375.5

*The non-GAAP tax adjustment includes the following: (1) $(44.4) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; (2) $21.1 million of tax effects on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes; and (3) $46.5 million of discrete income tax adjustments related to debt restructuring for the acquisition of Omega. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2015
(in millions)
(unaudited)

	Three Months Ended
	September 26, 2015
Consolidated	Net Sales	Gross Profit	Operating Income	Net Income	Diluted Earnings per Share
Reported	$1,273.2	$535.2	$175.3	$260.9	$1.78
As a % of sales		42.0%	13.8%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$37.8	$76.2	$76.3	$0.51
Restructuring charges		—	2.2	2.2	0.01
Tysabri® royalty stream - change in fair value		—	—	(173.8)	(1.18)
Losses on acquisition-related foreign currency hedges		—	—	4.7	0.03
Acquisition and integration-related charges		—	4.1	3.9	0.03
Legal and consulting fees related to Mylan defense		—	15.6	15.6	0.11
Losses on equity method investments		—	—	2.5	0.02
Non-GAAP tax adjustments*		—	—	(1.0)	(0.01)
Adjusted		$573.0	$273.4	$191.3	$1.30
As a % of reported sales		45.0%	21.5%

Diluted weighted average shares outstanding					146.9

2015 QTD Net sales excluding the U.S. VMS business and the European sports brand					Net Sales
Reported					$1,273.2
Operating results attributable to held-for-sale businesses					(40.9)
Adjusted					$1,232.3

*The non-GAAP tax adjustment includes the following: (1) $(0.6) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; and (2) a $(0.4) million effect on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS ENDED FOR CALENDAR YEAR 2015
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2015
Consolidated	Net Sales	Gross Profit	Operating Income (Loss)	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$1,359.1	$543.7	$(107.7)	$(218.4)	$(1.51)
As a % of sales		40.0%	(7.9)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$38.2	$54.9	$54.9	$0.38
Acquisition and integration-related charges		—	8.5	9.3	0.06
Legal and consulting fees related to Mylan defense		—	71.3	71.3	0.49
Impairment charges		—	215.6	226.3	1.56
Unusual litigation		—	(1.7)	(1.7)	(0.01)
Losses on equity method investments		—	—	2.7	0.02
Loss on debt extinguishment		—	—	0.9	0.01
Restructuring charges		—	24.7	24.7	0.17
Tysabri® royalty stream - change in fair value		—	—	116.6	0.80
Non-GAAP tax adjustments*		—	—	(84.2)	(0.58)
Adjusted		$581.9	$265.6	$202.4	$1.39
As a % of reported sales		42.8%	19.5%

Diluted weighted average shares outstanding
Reported					144.9
In addition, effect of dilution as reported amount was a loss, while adjusted amount was income**					0.5
Adjusted					145.4

2015 QTD Net Sales excluding the U.S. VMS business and the European sports brand					Net Sales
Reported					$1,359.1
Operating results attributable to held-for-sale businesses					(44.5)
Adjusted					$1,314.6

*The non-GAAP tax adjustment includes the following: (1) $(91.4) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; (2) a $0.4 million effect on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes; and (3) $6.8 million of discrete income tax adjustments related to debt restructuring for the acquisition of Omega. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Twelve Months Ended
	December 31, 2015
Consolidated	Net Sales	Gross Profit	Operating Income	Net Income (Loss)	Diluted Earnings (Loss) per Share
Reported	$5,014.7	$2,049.4	$450.4	$(1.9)	$(0.01)
As a % of sales		40.9%	9.0%
Adjustments:
Amortization expense related to acquired intangible assets		$156.1	$251.7	$251.7	$1.76
Losses on acquisition-related foreign currency hedges		—	—	268.5	1.87
Acquisition and integration-related charges		—	35.2	35.7	0.25
R&D payment made in connection with a collaborative agreement		—	18.0	18.0	0.13
Legal and consulting fees related to Mylan defense		—	100.3	100.3	0.70
Impairment charges		—	222.8	235.3	1.64
Losses on equity method investments		—	—	10.7	0.07
Restructuring charges		0.4	28.2	28.2	0.20
Tysabri® royalty stream - change in fair value		—	—	(88.8)	(0.62)
Unusual litigation		—	0.3	0.3	—
Loss on debt extinguishment		—	—	20.5	0.14
Non-GAAP tax adjustments*		—	—	(79.6)	(0.56)
Adjusted		$2,205.9	$1,106.9	$798.9	$5.57
As a % of reported sales		44.0%	22.1%

Diluted weighted average shares outstanding
Reported					144.6
Weighted average effect of 6.8 million shares issued on November 26, 2014 to finance the Omega acquisition, which closed on March 30, 2015. In addition, effect of dilution as reported amount was a loss, while adjusted amount was income**					(1.2)
Adjusted					143.4

2015 YTD Net Sales excluding the U.S. VMS business and the European sports brand					Net Sales
Reported					$5,014.7
Operating results attributable to held-for-sale businesses					(162.6)
Adjusted					$4,852.1

* The non-GAAP tax adjustment includes the following: (1) $(135.5) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; (2) a $2.5 million effect on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes; and (3) $53.4 million of discrete income tax adjustments related to debt restructuring for the acquisition of Omega. The GAAP tax benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

**In the period of a net loss, diluted shares outstanding equal basic shares outstanding.

Table I (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Twelve Months Ended
	December 27, 2014
Consolidated	Net Sales	Gross Profit	Operating Income	Net Income	Diluted Earnings per Share
Reported	$3,853.8	$1,407.7	$593.6	$380.5	$2.81
As a % of sales		36.5%	15.4%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$105.7	$132.2	$132.2	$1.00
Losses from derivatives associated primarily with the Omega acquisition		—	—	64.9	0.48
Tysabri® royalty stream - change in fair value		—	—	(66.2)	(0.49)
Acquisition and integration-related charges		0.8	23.5	29.7	0.22
Restructuring charges		—	34.2	34.2	0.25
Loss on extinguishment of debt		—	—	9.6	0.07
Initial payment made in connection with an R&D arrangement		—	10.0	10.0	0.07
Investment losses		—	—	12.7	0.09
Losses on equity method investments		—	—	10.2	0.08
Unusual litigation		—	17.8	17.8	0.13
Transfer of rights agreement		—	—	(12.5)	(0.09)
Non-GAAP tax adjustments**		—	—	(52.8)	(0.39)
Adjusted		$1,514.2	$811.3	$570.3	$4.23
As a % of reported sales		39.3%	21.1%

Diluted weighted average shares outstanding
Reported					135.0
Weighted-average effect from November 26, 2014 to December 27, 2014 of 6.8 million shares issued on November 26, 2014 to finance the Omega acquisition.					(0.6)
Adjusted					134.4

**The non-GAAP tax adjustment includes the following: (1) $(46.8) million of tax effects of pretax non-GAAP adjustments that are calculated based upon the specific rate of the applicable jurisdiction of the pretax item; (2) $(2.5) million of tax effects on non-GAAP income taxes related to the interim tax accounting requirements within ASC 740, Income Taxes; and (3) $(1.5) million of discrete income tax adjustments related to prior year tax credits. The GAAP benefit recorded in the current quarter related to these items has been excluded from non-GAAP net income.

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$639.1	$630.0	$611.2	$626.8	$2,507.1
Gross profit	$196.0	$220.0	$199.2	$210.0	$825.2
Operating income	$100.6	$116.8	$99.0	$83.3	$399.8

Selected ratios as a percentage of net sales
Gross profit	30.7%	34.9%	32.6%	33.5%	32.9%
Operating income	15.7%	18.5%	16.2%	13.3%	15.9%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$439.4	$415.9	$377.4	$419.5	$1,652.2
Gross profit	$199.3	$187.6	$155.2	$151.3	$693.4
Operating income (loss)	$(396.4)	$0.6	$(1,615.5)	$(76.1)	$(2,087.4)

Selected ratios as a percentage of net sales
Gross profit	45.4%	45.1%	41.1%	36.1%	42.0%
Operating income (loss)	(90.2)%	0.1%	(428.1)%	(18.1)%	(126.3)%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Net sales	$248.2	$276.9	$251.9	$265.9	$1,042.8
Gross profit	$127.9	$131.4	$120.9	$121.0	$501.1
Operating income (loss)	$91.4	$92.6	$74.4	$(258.5)	$(0.2)

Selected ratios as a percentage of net sales
Gross profit	51.5%	47.5%	48.0%	45.5%	48.1%
Operating income (loss)	36.8%	33.5%	29.5%	(97.3)%	—%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$622.8	$679.9	$608.3	$643.2	$2,554.2
Gross profit	$196.9	$231.9	$211.6	$206.2	$846.7
Operating income	$104.0	$126.7	$116.2	$92.8	$439.9

Selected ratios as a percentage of net sales
Gross profit	31.6%	34.1%	34.8%	32.1%	33.2%
Operating income	16.7%	18.6%	19.1%	14.4%	17.2%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International*	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$76.6	$450.9	$398.8	$434.3	$1,360.6
Gross profit	$21.2	$207.4	$189.7	$196.3	$614.7
Operating income (loss)	$2.3	$21.8	$7.0	$(155.5)	$(124.3)

Selected ratios as a percentage of net sales
Gross profit	27.7%	46.0%	47.6%	45.2%	45.2%
Operating income (loss)	2.9%	4.8%	1.8%	(35.8)%	(9.1)%

* We acquired Omega on March 30, 2015, thus data for the twelve months ended December 31, 2015 includes only nine months of results from operations attributable to Omega.

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Net sales	$237.0	$262.2	$243.6	$259.1	$1,001.9
Gross profit	$135.5	$154.3	$122.8	$130.8	$543.3
Operating income	$98.1	$97.8	$87.7	$94.3	$377.8

Selected ratios as a percentage of net sales
Gross profit	57.2%	58.9%	50.4%	50.5%	54.2%
Operating income	41.4%	37.3%	36.0%	36.4%	37.7%

PERRIGO COMPANY PLC
SELECTED SEGMENT INFORMATION
CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

Twelve Months Ended
Consumer Healthcare Americas	December 27, 2014
Net sales	$2,503.6
Gross profit	$776.7
Operating income	$354.2

Selected ratios as a percentage of net sales
Gross profit	31.0%
Operating income	14.1%

Twelve Months Ended
Consumer Healthcare International	December 27, 2014
Net sales	$348.7
Gross profit	$107.6
Operating income	$24.6

Selected ratios as a percentage of net sales
Gross profit	30.8%
Operating income	7.1%

Twelve Months Ended
Prescription Pharmaceuticals	December 27, 2014
Net sales	$882.1
Gross profit	$466.5
Operating income	$330.7

Selected ratios as a percentage of net sales
Gross profit	52.9%
Operating income	37.5%

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended					Twelve Months Ended
Consumer Healthcare Americas	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016		December 31, 2016
Adjusted net sales	$592.0	$587.8	$590.2	NA*		$2,396.9
Adjusted gross profit	$204.6	$226.3	$209.1	$222.6		$862.6
Adjusted operating income	$120.7	$138.8	$125.2	$139.4		$524.2

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	34.6%	38.5%	35.4%	35.5%	**	36.0%
Adjusted operating income	20.4%	23.6%	21.2%	22.2%	**	21.9%

	Three Months Ended						Twelve Months Ended
Consumer Healthcare International	April 2, 2016		July 2, 2016	October 1, 2016	December 31, 2016		December 31, 2016
Adjusted net sales	NA*		$415.8	$377.2	NA*		$1,652.0
Adjusted gross profit	$212.4		$205.4	$172.3	$175.7		$765.8
Adjusted operating income	$54.8		$56.6	$40.5	$36.4		$188.2

Selected ratios as a percentage of adjusted net sales
Adjusted gross profit	48.3%	**	49.4%	45.7%	41.9%	**	46.4%
Adjusted operating income	12.5%	**	13.6%	10.7%	8.7%	**	11.4%

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	April 2, 2016	July 2, 2016	October 1, 2016	December 31, 2016	December 31, 2016
Adjusted gross profit	$153.1	$157.4	$148.0	$149.0	$607.5
Adjusted operating income	$116.9	$118.5	$106.5	$115.0	$456.9

Selected ratios as a percentage of reported net sales
Adjusted gross profit	61.7%	56.8%	58.7%	56.1%	58.3%
Adjusted operating income	47.1%	42.8%	42.3%	43.2%	43.8%

* No adjusted sales in the period
** Selected ratios as a percentage of reported net sales

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended				Twelve Months Ended
Consumer Healthcare Americas	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted gross profit	$205.7	$241.1	$224.4	$218.4	$889.7
Adjusted operating income	$119.2	$147.7	$135.6	$125.3	$527.8

Selected ratios as a percentage of reported net sales
Adjusted gross profit	33.0%	35.5%	36.9%	34.0%	34.8%
Adjusted operating income	19.1%	21.7%	22.3%	19.5%	20.7%

	Three Months Ended				Twelve Months Ended
Consumer Healthcare International*	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted gross profit	$26.1	$235.1	$199.9	$207.7	$668.8
Adjusted operating income	$8.4	$78.8	$53.2	$52.6	$193.1

Selected ratios as a percentage of reported net sales
Adjusted gross profit	34.1%	52.1%	50.1%	47.8%	49.2%
Adjusted operating income	10.9%	17.5%	13.3%	12.1%	14.2%

* We acquired Omega on March 30, 2015, thus data for the twelve months ended December 31, 2015 includes only nine months of results from operations attributable to Omega.

	Three Months Ended				Twelve Months Ended
Prescription Pharmaceuticals	March 28, 2015	June 27, 2015	September 26, 2015	December 31, 2015	December 31, 2015
Adjusted gross profit	$149.8	$169.1	$137.1	$145.0	$601.0
Adjusted operating income	$114.4	$131.5	$101.9	$109.2	$457.0

Selected ratios as a percentage of reported net sales
Adjusted gross profit	63.2%	64.5%	56.3%	56.0%	60.0%
Adjusted operating income	48.2%	50.2%	41.9%	42.1%	45.6%

(1) See attached Table II for reconciliation to GAAP numbers.

PERRIGO COMPANY PLC
ADJUSTED SELECTED SEGMENT INFORMATION (1)
CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

Twelve Months Ended
Consumer Healthcare Americas	December 27, 2014
Adjusted gross profit	$807.2
Adjusted operating income	$425.5

Selected ratios as a percentage of reported net sales
Adjusted gross profit	32.2%
Adjusted operating income	17.0%

Twelve Months Ended
Consumer Healthcare International	December 27, 2014
Adjusted gross profit	$129.3
Adjusted operating income	$52.4

Selected ratios as a percentage of reported net sales
Adjusted gross profit	37.1%
Adjusted operating income	15.0%

Twelve Months Ended
Prescription Pharmaceuticals	December 27, 2014
Adjusted gross profit	$518.7
Adjusted operating income	$404.0

Selected ratios as a percentage of reported net sales
Adjusted gross profit	58.8%
Adjusted operating income	45.8%

(1) See attached Table II for reconciliation to GAAP numbers.

Table II
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	April 2, 2016
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$639.1	$196.0	$100.6
As a % of sales		30.7%	15.7%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$12.8	$18.1
Operating results attributable to held-for-sale business	(47.1)	(7.0)	(2.5)
Restructuring charges	—	—	1.5
Acquisition and integration-related charges	—	2.8	3.0
Adjusted	$592.0	$204.6	$120.7
As a % of sales		34.6%	20.4%

	Three Months Ended
	July 2, 2016
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$630.0	$220.0	$116.8
As a % of sales		34.9%	18.5%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$12.5	$17.6
Impairment charges	—	—	6.2
Operating results attributable to held-for-sale business	(42.2)	(7.2)	(3.1)
Restructuring charges	—	—	0.3
Acquisition and integration-related charges	—	1.0	1.0
Adjusted	$587.8	$226.3	$138.8
As a % of sales		38.5%	23.6%

	Three Months Ended
	October 1, 2016
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$611.2	$199.2	$99.0
As a % of sales		32.6%	16.2%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$12.5	$17.6
Impairment charges	—	—	3.7
Operating results attributable to held-for-sale business	(21.0)	(3.4)	(0.1)
Restructuring charges	—	—	3.9
Acquisition and integration-related charges	—	0.8	1.1
Adjusted	$590.2	$209.1	$125.2
As a % of sales		35.4%	21.2%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2016
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$626.8	$210.0	$83.3
As a % of sales		33.5%	13.3%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$12.6	$17.7
Unusual litigation		—	10.2
Impairment charges		—	27.1
Restructuring charges		—	(0.1)
Acquisition and integration-related charges		—	1.2
Adjusted		$222.6	$139.4
As a % of reported sales		35.5%	22.2%

	Twelve Months Ended
	December 31, 2016
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$2,507.1	$825.2	$399.8
As a % of sales		32.9%	15.9%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$50.3	$71.0
Unusual litigation	—	—	10.2
Impairment charges	—	—	37.0
Operating results attributable to held-for-sale business	(110.2)	(17.6)	(5.7)
Restructuring charges	—	—	5.6
Acquisition and integration-related charges	—	4.7	6.3
Adjusted	$2,396.9	$862.6	$524.2
As a % of sales		36.0%	21.9%

	Three Months Ended
	April 2, 2016
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$439.4	$199.3	$(396.4)
As a % of sales		45.4%	(90.2)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$13.1	$42.9
Impairment charges		—	403.9
Restructuring charges		—	3.1
Acquisition and integration-related charges		—	1.3
Adjusted		$212.4	$54.8
As a % of reported sales		48.3%	12.5%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	July 2, 2016
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income
Reported	$415.9	$187.6	$0.6
As a % of sales		45.1%	0.1%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$17.1	$46.6
Impairment charges	—	—	—
Operating results attributable to held-for-sale business	(0.1)	0.7	4.8
Restructuring charges	—	—	4.8
Acquisition and integration-related charges	—	—	(0.2)
Adjusted	$415.8	$205.4	$56.6
As a % of sales		49.4%	13.6%

	Three Months Ended
	October 1, 2016
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$377.4	$155.2	$(1,615.5)
As a % of sales		41.1%	(428.1)%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$16.9	$46.3
Impairment charges	—	—	1,604.5
Operating results attributable to held-for-sale business	(0.2)	0.2	3.0
Restructuring charges	—	—	2.5
Acquisition and integration-related charges	—	—	(0.3)
Adjusted	$377.2	$172.3	$40.5
As a % of sales		45.7%	10.7%

	Three Months Ended
	December 31, 2016
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$419.5	$151.3	$(76.1)
As a % of sales		36.1%	(18.1)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$20.8	$48.4
Impairment charges		—	34.1
Operating results attributable to held-for-sale business		3.6	10.3
Restructuring charges		—	10.5
Unusual litigation		—	8.2
Acquisition and integration-related charges		—	1.0
Adjusted		$175.7	$36.4
As a % of reported sales		41.9%	8.7%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Twelve Months Ended
	December 31, 2016
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$1,652.2	$693.4	$(2,087.4)
As a % of sales		42.0%	(126.3)%
Adjustments:
Amortization expense related primarily to acquired intangible assets	$—	$68.1	$184.2
Impairment charges	—	—	2,042.4
Operating results attributable to held-for-sale business	(0.2)	4.3	18.0
Restructuring charges	—	—	20.9
Unusual litigation	—	—	8.2
Acquisition and integration-related charges	—	—	1.9
Adjusted	$1,652.0	$765.8	$188.2
As a % of sales		46.4%	11.4%

	Three Months Ended
	April 2, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$248.2	$127.9	$91.4
As a % of sales		51.5%	36.8%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$25.2	$25.5
Adjusted		$153.1	$116.9
As a % of reported sales		61.7%	47.1%

	Three Months Ended
	July 2, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$276.9	$131.4	$92.6
As a % of sales		47.5%	33.5%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$26.0	$25.9
Adjusted		$157.4	$118.5
As a % of reported sales		56.8%	42.8%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2016
(in millions)
(unaudited)

	Three Months Ended
	October 1, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$251.9	$120.9	$74.4
As a % of sales		48.0%	29.5%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$27.1	$27.1
Acquisition and integration-related charges		—	5.0
Adjusted		$148.0	$106.5
As a % of reported sales		58.7%	42.3%

	Three Months Ended
	December 31, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$265.9	$121.0	$(258.5)
As a % of sales		45.5%	(97.3)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$28.0	$28.1
Impairment charges		—	342.4
Restructuring charges		—	2.1
Acquisition and integration-related charges		—	0.9
Adjusted		$149.0	$115.0
As a % of reported sales		56.1%	43.2%

	Twelve Months Ended
	December 31, 2016
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$1,042.8	$501.1	$(0.2)
As a % of sales		48.1%	—%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$106.4	$106.7
Impairment charges		—	342.4
Restructuring charges		—	2.1
Acquisition and integration-related charges		—	5.9
Adjusted		$607.5	$456.9
As a % of reported sales		58.3%	43.8%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	March 28, 2015
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$622.8	$196.9	$104.0
As a % of reported net sales		31.6%	16.7%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$8.8	$14.1
Restructuring charges		—	1.1
Adjusted		$205.7	$119.2
As a % of reported net sales		33.0%	19.1%

For Comparative Purposes*
Reported	$622.8
Operating results attributable to held-for-sale business	(37.5)
Adjusted	$585.3

*Q1 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q1 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	June 27, 2015
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$679.9	$231.9	$126.7
As a % of reported net sales		34.1%	18.6%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$9.2	$14.6
Impairment charges		—	6.8
Restructuring charges		—	(0.4)
Adjusted		$241.1	$147.7
As a % of reported net sales		35.5%	21.7%

For Comparative Purposes*
Reported	$679.9
Operating results attributable to held-for-sale business	(39.6)
Adjusted	$640.3

*Q2 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q2 2015 gross margin and operating margin use reported net sales as the denominator.

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	September 26, 2015
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$608.3	$211.6	$116.2
As a % of reported net sales		34.8%	19.1%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$12.8	$18.0
Restructuring charges		—	1.9
Acquisition and integration-related charges		—	(0.5)
Adjusted		$224.4	$135.6
As a % of reported net sales		36.9%	22.3%

For Comparative Purposes*
Reported	$608.3
Operating results attributable to held-for-sale business	(40.9)
Adjusted	$567.4

*Q3 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q3 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	December 31, 2015
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$643.2	$206.2	$92.8
As a % of reported net sales		32.1%	14.4%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$12.2	$17.9
Impairment charges		—	1.5
Unusual litigation		—	0.3
Restructuring charges		—	12.8
Adjusted		$218.4	$125.3
As a % of reported net sales		34.0%	19.5%

For Comparative Purposes*
Reported	$643.2
Operating results attributable to held-for-sale business	(44.3)
Adjusted	$598.9

*Q4 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. Q4 2015 gross margin and operating margin use reported net sales as the denominator.

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Twelve Months Ended
	December 31, 2015
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$2,554.2	$846.7	$439.9
As a % of reported net sales		33.2%	17.2%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$43.0	$64.4
Impairment charges		—	8.3
Unusual litigation		—	0.3
Restructuring charges		—	15.4
Acquisition and integration-related charges		—	(0.5)
Adjusted		$889.7	$527.8
As a % of reported net sales		34.8%	20.7%

For Comparative Purposes*
Reported	$2,554.2
Operating results attributable to held-for-sale business	(162.3)
Adjusted	$2,391.9

*YTD 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the U.S. VMS business was not held-for-sale in 2015. YTD 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	March 28, 2015
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income
Reported	$76.6	$21.2	$2.3
As a % of reported net sales		27.7%	2.9%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$4.9	$6.1
Adjusted		$26.1	$8.4
As a % of reported net sales		34.1%	10.9%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	June 27, 2015
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income
Reported	$450.9	$207.4	$21.8
As a % of reported net sales		46.0%	4.8%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$27.7	$56.0
Restructuring charges		—	0.3
Acquisition and integration-related charges		—	0.7
Adjusted		$235.1	$78.8
As a % of reported net sales		52.1%	17.5%

For Comparative Purposes*
Reported	$450.9
Operating results attributable to held-for-sale business	(0.1)
Adjusted	$450.8

*Q2 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the European sports brand was not held-for-sale in 2015. Q2 2015 gross margin and operating margin use reported net sales as the denominator.

	Three Months Ended
	September 26, 2015
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income
Reported	$398.8	$189.7	$7.0
As a % of reported net sales		47.6%	1.8%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$10.2	$43.2
Restructuring charges		—	0.2
Acquisition and integration-related charges		—	2.8
Adjusted		$199.9	$53.2
As a % of reported net sales		50.1%	13.3%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2015
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$434.3	$196.3	$(155.5)
As a % of reported net sales		45.2%	(35.8)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$11.4	$23.0
Impairment charges		—	185.1
Restructuring charges		—	0.2
Acquisition and integration-related charges		—	(0.2)
Adjusted		$207.7	$52.6
As a % of reported net sales		47.8%	12.1%

For Comparative Purposes*
Reported	$434.3
Operating results attributable to held-for-sale business	(0.2)
Adjusted	$434.1

*Q4 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the European sports brand was not held-for-sale in 2015. Q4 2015 gross margin and operating margin use reported net sales as the denominator.

	Twelve Months Ended
	December 31, 2015
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income (Loss)
Reported	$1,360.6	$614.7	$(124.3)
As a % of reported net sales		45.2%	(9.1)%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$54.1	$128.3
Impairment charges		—	185.1
Restructuring charges		—	0.7
Acquisition and integration-related charges		—	3.3
Adjusted		$668.8	$193.1
As a % of reported net sales		49.2%	14.2%

For Comparative Purposes*
Reported	$1,360.6
Operating results attributable to held-for-sale business	(0.3)
Adjusted	$1,360.3

*YTD 2015 net sales adjustment is made for comparison purposes only and does not change any other prior year financial information or metrics since the European sports brand was not held-for-sale in 2015. YTD 2015 gross margin and operating margin use reported net sales as the denominator.

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	March 28, 2015
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$237.0	$135.5	$98.1
As a % of reported net sales		57.2%	41.4%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$14.3	$14.3
Unusual litigation		—	2.0
Adjusted		$149.8	$114.4
As a % of reported net sales		63.2%	48.2%

	Three Months Ended
	June 27, 2015
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$262.2	$154.3	$97.8
As a % of reported net sales		58.9%	37.3%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$14.3	$14.3
R&D payment made in connection with a collaborative agreement		—	18.0
Acquisition and integration-related charges		0.5	1.4
Adjusted		$169.1	$131.5
As a % of reported net sales		64.5%	50.2%

	Three Months Ended
	September 26, 2015
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$243.6	$122.8	$87.7
As a % of reported net sales		50.4%	36.0%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$14.3	$14.2
Adjusted		$137.1	$101.9
As a % of reported net sales		56.3%	41.9%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
QUARTERS AND CALENDAR YEAR TO DATE 2015
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2015
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$259.1	$130.8	$94.3
As a % of reported net sales		50.5%	36.4%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$14.2	$14.3
Unusual litigation		—	(2.0)
Restructuring charges		—	2.6
Adjusted		$145.0	$109.2
As a % of reported net sales		56.0%	42.1%

	Twelve Months Ended
	December 31, 2015
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$1,001.9	$543.3	$377.8
As a % of reported net sales		54.2%	37.7%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$57.2	$57.2
Restructuring charges		—	2.6
R&D payment made in connection with a collaborative agreement		—	18.0
Acquisition and integration-related charges		0.5	1.4
Adjusted		$601.0	$457.0
As a % of reported net sales		60.0%	45.6%

Table II (continued)
PERRIGO COMPANY PLC
RECONCILIATION OF NON-GAAP MEASURES
CALENDAR YEAR TO DATE 2014
(in millions)
(unaudited)

	Twelve Months Ended
	December 27, 2014
Consumer Healthcare Americas	Net Sales	Gross Profit	Operating Income
Reported	$2,503.6	$776.7	$354.2
As a % of reported net sales		31.0%	14.1%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$29.8	$50.9
R&D payment made in connection with a collaborative agreement		—	10.0
Restructuring charges		—	7.2
Unusual litigation		—	2.8
Acquisition and integration-related charges		0.7	0.4
Adjusted		$807.2	$425.5
As a % of reported net sales		32.2%	17.0%

	Twelve Months Ended
	December 27, 2014
Consumer Healthcare International	Net Sales	Gross Profit	Operating Income
Reported	$348.7	$107.6	$24.6
As a % of reported net sales		30.8%	7.1%
Adjustments:
Amortization expense related primarily to acquired intangible assets		$21.9	$26.9
Acquisition and integration-related charges		(0.2)	0.9
Adjusted		$129.3	$52.4
As a % of reported net sales		37.1%	15.0%

	Twelve Months Ended
	December 27, 2014
Prescription Pharmaceuticals	Net Sales	Gross Profit	Operating Income
Reported	$882.1	$466.5	$330.7
As a % of reported net sales		52.9%	37.5%
Adjustments:
Amortization expense related primarily to acquired intangible assets		52.1	52.1
Restructuring charges		—	0.2
Acquisition and integration-related charges		0.1	6.0
Unusual litigation		—	15.0
Adjusted		$518.7	$404.0
As a % of reported net sales		58.8%	45.8%